EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Workstream Inc. (the "Company") on Form 10-Q for the quarter ending February 29, 2004, as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Michael Mullarkey, the Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Michael Mullarkey
                                    ------------------------------------------
                                    Michael Mullarkey
                                    Chief Executive Officer



                                    Date: April 14, 2004



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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Workstream Inc. (the "Company") on Form 10-Q for the quarter ending February 29, 2004, as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, David Polansky, the Chief Financial Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ David Polansky
                                    ------------------------------------------
                                    David Polansky
                                    Chief Financial Officer



                                    Date: April 14, 2004